SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 26, 1999





                           LITTLE FALLS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                    0-27010                 22-3402073
-----------------------------      ----------------        ------------------
(State or other jurisdiction        (SEC File No.)           (IRS Employer
     of incorporation)                                       Identification
                                                                 Number)


86 Main Street, Little Falls, New Jersey                          07424
-----------------------------------------                     ---------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (973) 256-6100
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events

         A copy of a press release issued January 26, 1999 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits



Exhibit 99 -- Press Release concerning Merger Agreement dated January 26, 1999.

Exhibit 99.1 -- Agreement and Plan of Merger, dated January 26,
1999, among HUBCO, Inc., Hudson United Bank, Little Falls Bancorp, Inc. and Little Falls Bank.

Exhibit 99.2 -- Form of Stock Option Agreement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       LITTLE FALLS BANCORP, INC.


Date: January 27, 1999                 By: /s/Richard Capone
                                           -------------------------------------
                                           Richard Capone
                                           Chief Financial Officer